UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2006

Collegiate Pacific Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17293	22-2795073
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas		75234
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972.243.8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 27, 2006, Collegiate Pacific Inc. (the "Company") issued a press release announcing its board had approved and declared a quarterly cash dividend of $0.025 per share on the Company’s common stock for the fourth quarter of fiscal 2006, which ends on June 30, 2006. This quarterly cash dividend is payable on July 28, 2006, to all stockholders of record on the close of business on June 30, 2006. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release, dated June 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc.

June 27, 2006	By:	William R. Estill

Name: William R. Estill
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release